                                  EXHIBIT 23.2




                         Consent of Independent Auditors



We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Amendment No. 1 to Form S-3) and related Prospectus of Genesis Health Ventures, Inc., dated December 16, 1996, for the registration of 176,355 shares of its common stock and to the incorporation by reference therein of our report dated February 24, 1995, with respect to the financial statements of McKerley Health Care Centers, Inc. included in Genesis Health Ventures, Inc.'s Current Report (Form 8K/A), dated April 5, 1996, filed with the Securities and Exchange Commission.


                                                 /s/ Ernst & Young LLP
                                                     ------------------------
                                                     Ernst & Young LLP

Manchester, New Hampshire
December 12, 1996

                         Consent of Independent Auditors



We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Amendment No. 1 to Form S-3) and related Prospectus of Genesis Health Ventures, Inc., dated December 16, 1996, for the registration of 176,355 shares of its common stock and to the incorporation by reference therein of our report dated February 6, 1995, with respect to the financial statements and other financial information of McKerley Health Care Center--Concord Limited Partnership included in Genesis Health Ventures, Inc.'s Current Report (Form 8K/A), dated April 5, 1996, filed with the Securities and Exchange Commission.

                                                 /s/ Ernst & Young LLP
                                                     ------------------------
                                                     Ernst & Young LLP

Manchester, New Hampshire
December 12, 1996

                         Consent of Independent Auditors



We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Amendment No. 1 to Form S-3) and related Prospectus of Genesis Health Ventures, Inc., dated December 16, 1996, for the registration of 176,355 shares of its common stock and to the incorporation by reference therein of our report dated February 24, 1995, with respect to the financial statements of McKerley Health Facilities included in Genesis Health Ventures, Inc.'s Current Report (Form 8K/A), dated April 5, 1996, filed with the Securities and Exchange Commission.


                                                 /s/ Ernst & Young LLP
                                                     ------------------------
                                                     Ernst & Young LLP

Manchester, New Hampshire
December 12, 1996

                         Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" in Amendment No. 1 to the Registration Statement (Form S-3 No. 333-11847) and related Prospectus of Genesis Health Ventures, Inc. for the registration of 176,355 shares of its common stock and to the incorporation by reference therein of our report dated March 15, 1996, with respect to the combined financial statements of National Health Care Affiliates, Inc. and Related Entities for the year ended December 31, 1995, included in Genesis Health Ventures, Inc.'s Current Report (Form 8-K/A), dated May 3, 1996, filed with the Securities and Exchange Commission.







                                                 /s/ Ernst & Young LLP
                                                     ------------------------
                                                     Ernst & Young LLP


Buffalo, New York
December 13, 1996